WestRock
Deutsche Bank Conference

June 8, 2016

Steve Voorhees
Chief Executive Officer

Ward Dickson
Chief Financial Officer

WestRock

Forward-looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Creating Value”, “Generating Solid Free Cash Flow and Expanding Profitability Margins”, “Executing on Core Packaging Business and Footprint Opportunities”, “Making Strategic Investments Focused on Growth and Value Creation”, “Realizing Synergy and Performance Improvement Objectives”, “WestRock – A Compelling Value Creation Opportunity” and “FY16 Free Cash Flow Yield Forecast” that give guidance or estimates for future periods as well as statements regarding, among other things, that, in Creating Value we are successfully pursuing a differentiated strategy based on delivering winning solutions to our customers; we are making excellent progress in merger integration and creation of WestRock organization, culture and capabilities; we are seeing the benefit of WestRock’s breadth of offering, capabilities and footprint in the market; we are implementing a balanced capital allocation strategy; we are accelerating monetization of our Land and Development assets in Charleston, SC; the acquisition of Cenveo will add 20K tons of incremental SBS and CRB integration annually; we expect combined annual sales and EBITDA margin of >$750 million and >20%, respectively, for our Grupo Gondi joint venture; we are on track to meet our $1 billion synergy and performance improvement target through FY18; our expectations regarding the composition of our synergy and performance improvement target will materialize as outlined; we estimate annualized run-rate savings of $450 – $500 million by end of fiscal 2016; we are delivering differentiated products and services that help our customers win in their markets, supported by innovation, commercial excellence and operational excellence; we estimate $950 million to $1 billion of Free Cash Flow in fiscal 2016; we expect approximately 10% of Free Cash Flow Yield in fiscal 2016 after adjusting for the separation of Ingevity; we will return significant cash to stockholders while maintaining targeted 2.25x – 2.50x leverage ratio; and we expect to maintain an annual dividend of $1.50 per share and complete our 40 million share repurchase program over time.

Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. We caution readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. With respect to these statements, we have made assumptions regarding, among other things, the results and impacts of the merger of MeadWestvaco and RockTenn; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in our businesses and possible adverse actions of their customers, competitors and suppliers. Further, our businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supplies of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster or other unanticipated problems such as labor difficulties, equipment failure or unscheduled maintenance and repair, which could result in operational disruptions of varied duration; our desire or ability to continue to repurchase company stock; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations

We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any such investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of such decision.

We have included financial measures that were not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures included in the Appendix to this presentation. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies.

WestRock
Building a Growing Paper and Packaging Leader

$14.3 billion sales[(1)]

~39,500 employees

>250 operating and business locations

Americas, Europe and Asia-Pacific

Corrugated Packaging



- #2 North American Containerboard
- #2 North American Corrugated Packaging
- #2 Brazil Corrugated Packaging
- #1 India Containerboard



Net Sales $14.3 billion(1)
Corrugated Packaging 55%
Consumer Packaging 45%

Consumer Packaging

- #1 North American Consumer Paperboard
- #2 North American Folding Carton
- #1 North American Merchandising Displays
- #2 Beverage Multi-pack Packaging
- #1/2 Dispensing Systems



1) Represents trailing twelve months ended March 2016 sales adjusted for separation of Ingevity, including pre-merger MWV sales for quarter ending June 2015.
2) Source of rankings: Company and market research. Rankings are based on capacity.

Creating Value

Differentiated Strategy		Integration Execution	Synergies and Performance Improvement	Balanced Capital Allocation
Successfully pursuing a differentiated strategy based on delivering winning solutions to our customers	Seeing the benefit of WestRock's breadth of offering, capabilities and footprint in the market	Excellent progress in merger integration and creation of WestRock organization, culture and capabilities	On track to deliver $1 billion of productivity improvements by end of FY18	Investing in our business and returning capital to shareholders

Generate significant free cash flow and shareholder value

WestRock

Serving Stable Consumer End Markets

Customer portfolio of consumer staples which represent historically low beta sectors



Soft Drinks, Beer, Wine, Spirits 5%
Other 2%
Bakery & Diary 7%
Processed Foods 16%
Protein & Produce 14%
Paper Products 15%
Durable Goods 10%
Distribution (Wholesale) 13%
Pizza 10%
Industrial Non-Durable 4%
Distribution (Retail) 4%

Corrugated Packaging[1]



Dairy, Ice Cream & Frozen Novelty 3%
Household Goods, Lawn & Garden 5%
Paper Products & Office Supplies 3%
Other 8%
Foods 20%
Health Care 12%
Skin Care, Hair Care, Fragrance 10%
Beverages 21%
Cereal, Cookies & Snacks 11%
Hard Surface Cleaning 7%

Consumer Packaging[2]

1) Annual end-market sales in millions of square feet.
2) Annual combined end-market sales in US dollars for our Folding Carton, North American Beverage, and Home, Health & Beauty divisions.

WestRock

Generating Solid Free Cash Flow and Expanding Profitability Margins

$432 million of free cash flow[1] generated fiscal year-to-date
Q2 FY16 NA Corrugated and Consumer Packaging segment EBITDA margin[2] up YOY

Corrugated Packaging

Q2 FY16 EBITDA Margin[2]
North America: 17.5%
Brazil: 23.0%

North America and Brazil corrugated box demand is stable

- Q2 FY16 segment sales of $1,933 million
- North American corrugated EBITDA margin[2] up 20 basis points versus prior year
- Brazil corrugated shipments up 15K tons, or 13%, versus prior year
- WestRock containerboard system in balance; 98K tons of downtime for the quarter

Consumer Packaging

Q2 FY16 EBITDA Margin[2]
Increase of 290 basis points

Solid EBITDA margin expansion from merger synergies and productivity benefits

- Q2 FY16 segment sales of $1,588 million
- Q2 FY16 EBITDA margin[2] of 14.1% up 290 basis points versus prior year
- Cenveo acquisition expected to add incremental 20K tons of internal SBS and CRB demand, annually
- Stable demand and pricing in packaging end markets: folding carton, beverage and home, health and beauty

1) Non-GAAP financial measure. YTD FY16 free cash flow of $432.1 million is equal to cash flow from operations of $775.2 million plus after-tax restructuring and merger related expenses of $75.3 million minus capital expenditures of $418.4 million.
2) Non-GAAP financial measure. See reconciliation in Appendix.

WestRock

What we have done, and what we are doing post merger…

WestRock

Executing on Core Packaging Business and Footprint Opportunities

Completed

- Closed four containerboard mills to balance WestRock containerboard system and improve profitability
  - Newberg, OR
  - Coshocton, OH
  - Uncasville, CT
  - Vapi, India
- Completed two acquisitions and invested in one joint venture to strengthen and optimize our packaging business
- Separated Ingevity, WestRock's Specialty Chemicals business; separation completed on May 15, 2016
- Aligning cost structure and footprint to current volume level; closing Chicago Merchandising Displays plant

In Process

- Accelerating monetization of Land and Development assets in Charleston, SC
- Monitoring entire portfolio of assets for efficiency, cost improvement and value creation opportunities
- Evaluating further growth opportunities

Making Strategic Investments Focused on Growth and Value Creation

Acquisition of SP Fiber:

- Low-cost, lightweight containerboard, creating portfolio opportunities
- Equity purchase price of $282 million and debt purchased of $37 million
- Dublin mill: 585K tons of low-cost, recycled liner medium and kraft paper; allowed for other portfolio actions to take place
- Newberg mill: Permanently closed

Acquisition of Cenveo Packaging:

- Increasing downstream integration and capabilities; attractive multiple
- Equity purchase price of ~$100 million; EBITDA multiple of 4x, with synergies
- Approximate annual revenue of $190 million
- Seven folding carton and litho laminate display locations with additional product capabilities
- Expected to add incremental 20K tons of internal SBS and CRB demand, annually

Joint venture with Grupo Gondi:

- Transformational partnership enabling expansion of paper and packaging businesses in attractive high-growth market
- Cash contribution of $175 million plus three WestRock Mexican box plants for a 25% equity interest in joint venture
- 800K tons of containerboard and paperboard packaging made up of WestRock's three box plants that ship 200K tons of corrugated packaging and Grupo Gondi's 10 production sites that ship 600K tons of corrugated, folding carton and beverage packaging
- Expected combined annual sales and EBITDA margin[1] of >$750 million and >20%, respectively

1) Non-GAAP Financial Measure. No reconciliation of these forecasts is included because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts.

Grupo Gondi World-Class Nava Box Plant in Mexico



WestRock

Executing Balanced Capital Allocation Strategy Focused on Value Creation

- Acquisition of SP Fiber: $282 million
- Acquisition of Cenveo Packaging: ~$100 million

- Maintenance capital expenditures: ~60%
- Cost reduction or strategic capital expenditures: ~40%



M&A(2)
$381 million
20%
Capital Expenditures
$645 million
34%
Capital Allocated Since Merger(1)
$1.9 billion
Stock Repurchases
$567 million
30%
Dividends(3)
$289 million
16%

- 11.2 million shares repurchased of 40 million authorization
- Q4 FY15: $328 million
- Q1 FY16: $94 million
- Q2 FY16: $145 million

- Annual dividend of $1.50 per share
- Current dividend yield of 3.8%[4]
- Current S&P 500 dividend yield of 2.2%[5]

1) At end of Q2 FY16. Excludes merger-related share repurchases for $668 million.
2) Excludes $175 million for Grupo Gondi JV since cash investment occurred in Q3 FY16.
3) Excludes $0.375 per share dividend paid on May 16, 2016.
4) Calculated as annual dividend of $1.50 divided by closing share price on 06/03/2016 of $39.74.
5) Source: Bloomberg.

WestRock

Realizing Synergy and Performance Improvement Objectives

On track to achieve $1 billion savings objective by end of FY18

Three-Year Goal



Duplicative Corp & Support Functions 10%
Capital Investment 20%
$1 billion
Ongoing Productivity 40%
Procurement 30%

Q2 FY16 Progress

- Achieved annualized run-rate savings of $350 million
- Estimate annualized run-rate savings of $450 – $500 million by end of FY16



$1 billion
$450–$500 million
$350 million
$250 million
$165 million
Q4 FY15
Q1 FY16
Q2 FY16
FY16
FY17
FY18

WestRock
A Compelling Value Creation Opportunity

Industry Leadership	• An industry leader with differentiated customer offerings and geographic reach • Hold number 1 or number 2 positions in attractive paper and packaging markets
Differentiated Strategy	• Deliver differentiated products and services that help our customers win in their markets, supported by innovation, commercial excellence and operational excellence • Making strategic investments to improve businesses and grow cash flow – Acquisition of SP Fiber and Cenveo Packaging – JV in Mexico with Grupo Gondi
Realizing Synergies and Performance Improvements	• On track to achieve \$1 billion synergy and business performance improvement target through FY18 • Over \$350 million annualized run-rate achieved as of March 31, 2016
Strong Cash Flow Generation	• Estimate \$950 million to \$1 billion of Free Cash Flow[1] for FY16 • FY16 Free Cash Flow Yield[2] of approximately 10%
Balanced Capital Allocation Focused on Value Creation	• Returning significant cash to stockholders while maintaining targeted 2.25x – 2.50x leverage ratio[3]; returned \$856 million of cash to stockholders since merger through dividends and share repurchases – Annual dividend of \$1.50 per share; current dividend yield[4] of 3.8%; expect to maintain dividend post-Ingevity separation – 40 million share repurchase program to be completed over time; repurchased 11.2 million shares in first nine months post merger for \$567 million

1) Non-GAAP Financial Measure. Free Cash Flow is defined as Cash Provided by Operating Activities, excluding after-tax cash restructuring costs minus capital expenditures.
2) Non-GAAP Financial Measure. See Reconciliation in Appendix.
3) Non-GAAP Financial Measure.
4) Non-GAAP Financial Measure. Calculated as annual dividend of \$1.50 divided by closing share price on 06/03/2016 of \$39.74.

Appendix

WestRock

Non-GAAP Financial Measures

Adjusted Segment EBITDA and EBITDA Margins

Our management uses the non-GAAP measures "Adjusted Segment EBITDA" and "Adjusted Segment EBITDA Margins", along with other factors, to evaluate our segment performance against our peers. Management believes that investors also use these measures to evaluate our performance relative to our peers. "Adjusted Segment EBITDA" is calculated for each segment by adding that segment's "Adjusted Segment Income" to its Depreciation, Depletion and Amortization. "Adjusted Segment EBITDA Margin" is calculated for each segment by dividing that segment's Adjusted Segment EBITDA by Adjusted Segment Sales.

Adjusted Earnings Per Diluted Share

Our management uses the non-GAAP measure "adjusted earnings per diluted share," also referred to as "adjusted earnings per share" or "Adjusted EPS." Management believes this non-GAAP financial measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance because it excludes restructuring and other costs, net, and other specific items that management believes are not indicative of the ongoing operating results of the business. The Company and our board of directors use this information to evaluate our performance relative to other periods.

Q2 FY16 Financial Information

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging	Specialty Chemicals	Land and Development	Non-Allocated / Eliminations	Consolidated As Reported	Less: Specialty Chemicals	Consolidated Excluding Specialty Chemicals
Segment Sales	$ 1,932.8	$ 1,588.4	$ 203.9	$ 18.7	$ (47.2)	$ 3,696.6	$ (203.9)	$ 3,492.7
Less: Trade Sales	(67.4)	-	-	-	-	(67.4)	-	(67.4)
Adjusted Segment Sales	$ 1,865.4	$ 1,588.4	$ 203.9	$ 18.7	$ (47.2)	$ 3,629.2	$ (203.9)	$ 3,425.3
Segment Income	$ 175.0	$ 99.7	$ 26.2	$ (4.0)	$ (9.2)	$ 287.7	$ (26.2)	$ 261.5
Addback: Inventory step-up	-	1.8	0.5	-	-	2.3	(0.5)	1.8
Adjusted Segment Income	$ 175.0	$ 101.5	$ 26.7	$ (4.0)	$ (9.2)	$ 290.0	$ (26.7)	$ 263.3
Depreciation and Amortization	140.8	122.6	22.9	0.2	4.7	291.2	(22.9)	268.3
Adjusted Segment EBITDA	$ 315.8	$ 224.1	$ 49.6	$ (3.8)	$ (4.5)	$ 581.2	$ (49.6)	$ 531.6
Adjusted Segment EBITDA Margins	16.9%	14.1%	24.3%	-20.3%				

WestRock

Q2 FY16 YOY Corrugated EBITDA Margins

($ in millions, except percentages)	Q2 FY16 North America	Q2 FY16 Brazil	Q2 FY16 Other	Q2 FY16 Corrugated Packaging
Segment Sales	$ 1,740.9	$ 80.8	$ 111.1	$ 1,932.8
Less: Trade Sales	(67.4)	-	-	(67.4)
Adjusted Segment Sales	$ 1,673.5	$ 80.8	$ 111.1	$ 1,865.4
Segment Income	$ 166.3	$ 6.6	$ 2.1	$ 175.0
Addback Inventory Step-up	-	-	-	-
Depreciation and Amortization	126.0	12.0	2.8	140.8
Adjusted Segment EBITDA	$ 292.3	$ 18.6	$ 4.9	$ 315.8
Adjusted Segment EBITDA Margins	17.5%	23.0%	4.4%	16.9%

($ in millions, except percentages)	Q2 FY15 - RKT North America	Q2 FY15 - RKT Other	Q2 FY15 - RKT Corrugated Packaging	Q2 FY15 - MWV Brazil	Q2 FY15 - MWV Other	Q2 FY15 - MWV Corrugated Packaging	Q2 FY15 - RKT + MWV Corrugated Packaging
Segment Sales	$ 1,725.5	$ 74.0	$ 1,799.5	$ 98.0	$ 23.5	$ 121.5	$ 1,921.0
Less: Trade Sales	(59.8)	-	(59.8)	-	-	-	(59.8)
Adjusted Segment Sales	$ 1,665.7	$ 74.0	$ 1,739.7	$ 98.0	$ 23.5	$ 121.5	$ 1,861.2
Segment Income	$ 169.8	$ (0.4)	$ 169.4	$ 20.8	$ (0.2)	$ 20.6	$ 190.0
Depreciation & Amortization	118.0	2.6	120.6	8.4	1.1	9.5	130.1
Adjusted Segment EBITDA	$ 287.8	$ 2.2	$ 290.0	$ 29.2	$ 0.9	$ 30.1	$ 320.1
Adjusted Segment EBITDA Margins	17.3%	3.0%	16.7%	29.8%	3.8%	24.8%	17.2%

WestRock

Historical Packaging Shipments Results(1)

Corrugated Packaging

North America Corrugated	Unit	FY15 Q1	FY15 Q2	FY15 Q3	FY15 Q4	FY16 Q1	FY16 Q2
External Box, Containerboard & Kraft Paper Shipments	Thousands of tons	1,908.2	1,877.1	1,953.0	1,934.0	1,940.6	1,969.2
Newsprint Shipments	Thousands of tons	-	-	-	-	26.0	-
Pulp Shipments	Thousands of tons	87.6	59.6	79.6	84.0	80.1	71.1
Total North American Corrugated Packaging Shipments	Thousands of tons	1,995.8	1,936.7	2,032.6	2,018.0	2,046.7	2,040.3
Corrugated Container Shipments	Billions of square feet	18.8	18.9	19.6	19.4	19.4	18.9
Corrugated Container Shipments per Shipping Day	Millions of square feet	309.0	304.5	309.9	303.2	318.1	300.5
Corrugated Packaging Maintenance Downtime	Thousands of tons	68.5	79.6	104.1	3.1	119.9	68.1
Corrugated Packaging Economic Downtime	Thousands of tons	53.1	24.5	29.5	83.9	144.0	30.1
Brazil and India							
Corrugated Packaging Shipments	Thousands of tons	166.5	168.2	175.1	171.4	180.2	173.5
Corrugated Container Shipments	Billions of square feet	1.4	1.4	1.5	1.4	1.5	1.3
Corrugated Container Shipments per Shipping Day	Millions of square feet	18.7	20.4	19.9	18.1	19.2	19.8
Total Corrugated Packaging Segment Shipments (2)	Thousands of tons	2,162.3	2,104.9	2,207.7	2,189.4	2,226.9	2,213.8

Consumer Packaging

WestRock	Unit	FY15 Q1	FY15 Q2	FY15 Q3	FY15 Q4	FY16 Q1	FY16 Q2
Consumer Packaging Segment Shipments	Thousands of tons	871.0	875.4	955.3	955.1	876.0	898.3
Pulp Shipments	Thousands of tons	68.3	45.6	60.7	88.8	73.3	76.1
Consumer Packaging Shipments	Billions of square feet	8.6	8.6	9.2	9.2	8.8	9.0

1) Combined RKT and MWV shipments for Q1 FY15 to Q3 FY15.
2) Combined North America, Brazil and India shipments.

WestRock

FY16 Free Cash Flow Yield Forecast

(in millions, except percentages and per share items)	WRK FY16 Forecast	
	Range	
WestRock FY16 Free Cash Flow Forecast excluding Ingevity	$950	$1,000
WestRock Shares Outstanding as at 3/31/2016	252.4	
WestRock Share Price as at 06/03/2016	$39.74	
WestRock Market Capitalization	$10,032	
WestRock FY16 Free Cash Flow Yield Forecast	9.5%	10.0%
Midpoint WestRock FY16 Free Cash Flow Yield Forecast	**9.7%**	

Q1 FY16 Results excluding Ingevity

Financial Performance – Adjusted ($ in millions, expect per share data)	Q1 FY16 WRK [1]	Q1 FY16 Ingevity [1]	Q1 FY16 WRK excl. Ingevity
Net Sales	$3,681	$210	$3,471
Adjusted Segment Income including Non-Allocated Expenses [2]	$279	$9	$270
Adjusted Segment EBITDA including Non-Allocated Expenses [2]	$574	$32	$542
Adjusted EPS [2][3][4]	$0.59	$0.03	$0.56

1) Q1 FY16 results adjusted for inventory stepped-up in purchase accounting and LIFO adjustments of $4.8 million and $2.0 million for WestRock and Ingevity, respectively.
2) Non-GAAP Financial Measure. See Use of Non-GAAP Financial Measures and Reconciliations in Appendix.
3) On a GAAP basis, Earnings (Loss) Per Share for WestRock was ($1.76) for Q1 FY16.
4) Ingevity Adjusted EPS contribution to WestRock is calculated as Ingevity after-tax segment income of $4.4 million, plus after-tax inventory step-up impairment and LIFO adjustments of $1.4 million, plus after-tax China start-up costs of $2.6 million, plus after-tax corporate overhead allocated that is expected to remain of $1.3 million, minus after-tax interest expense and other income of $1.7 million, resulting in after-tax Ingevity adjusted earnings contribution of $8.0 million, with result divided by WestRock Q1 FY16 diluted shares outstanding of 257.6 million. Each after-tax measure uses an estimated tax rate of 38%.

Q2 FY16 Results excluding Ingevity

Financial Performance – Adjusted

($ in millions, expect per share data)	Q2 FY16 WRK (1)	Q2 FY16 Ingevity (1)	Q2 FY16 WRK excl. Ingevity
Net Sales	$3,697	$204	$3,493
Adjusted Segment Income including Non-Allocated Expenses (2)	$290	$27	$263
Adjusted Segment EBITDA including Non-Allocated Expenses (2)	$581	$50	$532
Adjusted EPS (2)(3)(4)	$0.61	$0.08	$0.53

1) Q2 FY16 results adjusted for inventory stepped-up in purchase accounting and LIFO adjustments of $2.3 million and $0.5 million for WestRock and Ingevity, respectively.
2) Non-GAAP Financial Measure. See Use of Non-GAAP Financial Measures and Reconciliations in Appendix.
3) On a GAAP basis, Earnings Per Share (EPS) for WestRock was $0.22 for Q2 FY16.
4) Ingevity Adjusted EPS contribution to WestRock is calculated as Ingevity after-tax segment income of $16.2 million, plus after-tax inventory step-up impairment and LIFO adjustments of $1.2 million, plus after-tax China start-up costs of $2.3 million, plus after-tax corporate overhead allocated that is expected to remain of $1.3 million, minus after-tax interest expense and other income of $0.3 million, resulting in after-tax Ingevity adjusted earnings contribution of $20.7 million, with result divided by WestRock Q2 FY16 diluted shares outstanding of 257.4 million. Each after-tax measure uses an estimated tax rate of 38%.

WestRock

Q1 FY16 Adjusted Earnings Per Share Reconciliation

($ in millions, except per share data)		WRK Q1 FY16
Loss attributable to common stockholders	$	**(453.5)**
Restructuring and other items		125.6
Merger and acquisition inventory step-up expense		3.3
Impairment of Specialty Chemicals goodwill		478.3
Adjusted Net Income	$	**153.7**
Loss Per Diluted Share	$	**(1.76)**
Restructuring and other items		0.49
Merger and acquisition inventory step-up expense		0.01
Impairment of Specialty Chemicals goodwill		1.86
Adjustment to reflect adjusted earnings on a fully diluted basis		(0.01)
Adjusted Earnings Per Diluted Share	$	**0.59**

Q2 FY16 Adjusted Earnings Per Share Reconciliation

($ in millions, except per share data)		WRK Q2 FY16
Net Income attributable to common stockholders	**$**	**56.9**
Restructuring and other items		98.3
Merger and acquisition inventory step-up expense		1.6
Adjusted Net Income	**$**	**156.8**
Earnings Per Diluted Share	**$**	**0.22**
Restructuring and other items		0.38
Merger and acquisition inventory step-up expense		0.01
Adjusted Earnings Per Diluted Share	**$**	**0.61**

Q1 FY16 Financial Information

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging	Specialty Chemicals	Land and Development	Non-Allocated / Eliminations	Consolidated As Reported	Less: Specialty Chemicals	Consolidated Excluding Specialty Chemicals
Segment Sales	$ 1,964.3	$ 1,542.2	$ 209.8	$ 15.4	$ (51.0)	$ 3,680.7	$ (209.8)	$ 3,470.9
Less: Trade Sales	(65.1)	-	-	-	-	(65.1)	-	(65.1)
Adjusted Segment Sales	$ 1,899.2	$ 1,542.2	$ 209.8	$ 15.4	$ (51.0)	$ 3,615.6	$ (209.8)	$ 3,405.8
Segment Income	$ 180.1	$ 91.2	$ 7.1	$ 0.7	$ (4.5)	$ 274.6	$ (7.1)	$ 267.5
Addback: Inventory step-up	0.6	2.2	2.0	-	-	4.8	(2.0)	2.8
Adjusted Segment Income	$ 180.7	$ 93.4	$ 9.1	$ 0.7	$ (4.5)	$ 279.4	$ (9.1)	$ 270.3
Depreciation and Amortization	144.1	125.1	22.7	0.7	1.7	294.3	(22.7)	271.6
Adjusted Segment EBITDA	$ 324.8	$ 218.5	$ 31.8	$ 1.4	$ (2.8)	$ 573.7	$ (31.8)	$ 541.9
Adjusted Segment EBITDA Margins	17.1%	14.2%	15.2%	9.1%				

Q4 FY15 Financial Information

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging	Specialty Chemicals	Land and Development	Non-Allocated / Eliminations	Consolidated As Reported	Less: Specialty Chemicals	Consolidated Excluding Specialty Chemicals
Segment Sales	$ 1,987.3	$ 1,642.0	$ 256.5	$ 45.0	$ (58.2)	$ 3,872.6	$ (256.5)	$ 3,616.1
Less: Trade Sales	(77.6)	-	-	-	-	(77.6)	-	(77.6)
Adjusted Segment Sales	$ 1,909.7	$ 1,642.0	$ 256.5	$ 45.0	$ (58.2)	$ 3,795.0	$ (256.5)	$ 3,538.5
Segment Income	$ 235.4	$ 77.7	$ 33.6	$ (3.4)	$ (14.9)	$ 328.4	$ (33.6)	$ 294.8
Addback: Inventory step-up	2.2	61.2	8.2	-	-	71.6	(8.2)	63.4
Adjusted Segment Income	$ 237.6	$ 138.9	$ 41.8	$ (3.4)	$ (14.9)	$ 400.0	$ (41.8)	$ 358.2
Depreciation and Amortization	133.6	117.6	22.0	0.2	7.9	281.3	(22.0)	259.3
Adjusted Segment EBITDA	$ 371.2	$ 256.5	$ 63.8	$ (3.2)	$ (7.0)	$ 681.3	$ (63.8)	$ 617.5
Adjusted Segment EBITDA Margins	19.4%	15.6%	24.9%	-7.1%				

WestRock

Q3 FY15 Financial Information

($ in millions, except percentages)	RKT	MWV as Reported (1)	MWV Adjustments (2)	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,887.3	$ 123.1	$ -	$ 123.1	$ 2,010.4	$ -	$ 2,010.4
Consumer Packaging	690.2	1,020.4	-	1,020.4	1,710.6	-	1,710.6
Specialty Chemicals	-	262.2	-	262.2	262.2	(262.2)	-
Land & Development	-	22.0	-	22.0	22.0	-	22.0
Intersegment Eliminations	(38.6)	(5.4)	-	(5.4)	(44.0)	-	(44.0)
Total Segment Sales	$ 2,538.9	$ 1,422.3	$ -	$ 1,422.3	$ 3,961.2	$ (262.2)	$ 3,699.0
Adjusted Segment Income							
Corrugated Packaging	$ 217.0	$ 18.1	$ (2.6)	$ 15.5	$ 232.5	$ -	$ 232.5
Consumer Packaging	77.9	125.0	(34.7)	90.3	168.2	-	168.2
Specialty Chemicals	-	61.7	(2.8)	58.9	58.9	(58.9)	-
Land & Development	-	2.1	6.0	8.1	8.1	-	8.1
Total Segment Income	294.9	206.9	(34.1)	172.8	467.7	(58.9)	408.8
Non-Allocated Expenses	(12.7)	(30.5)	42.1	11.6	(1.1)	-	(1.1)
Adjusted Segment Income Including Non-Allocated Expenses	282.2	176.4	8.0	184.4	466.6	(58.9)	407.7
Noncontrolling Interest	-	8.0	(8.0)	-	-	-	-
MWV Interest and Other Items	-	(76.2)	-	(76.2)	(76.2)	-	(76.2)
	$ 282.2	$ 108.2	$ -	$ 108.2	$ 390.4	$ (58.9)	$ 331.5
Depreciation and Amortization							
Corrugated Packaging	$ 122.4	$ 8.8	$ -	$ 8.8	$ 131.2	$ -	$ 131.2
Consumer Packaging	28.7	58.8	-	58.8	87.5	-	87.5
Specialty Chemicals	-	8.5	-	8.5	8.5	(8.5)	-
Land & Development	-	0.4	-	0.4	0.4	-	0.4
Total Segment D&A	151.1	76.5	-	76.5	227.6	(8.5)	219.1
Non-Allocated Expenses	3.9	3.3	-	3.3	7.2	-	7.2
Total Depreciation and Amortization	$ 155.0	$ 79.8	$ -	$ 79.8	$ 234.8	$ (8.5)	$ 226.3
Adjusted Segment EBITDA							
Corrugated Packaging	$ 339.4	$ 26.9	$ (2.6)	$ 24.3	$ 363.7	$ -	$ 363.7
Consumer Packaging	106.6	183.8	(34.7)	149.1	255.7	-	255.7
Specialty Chemicals	-	70.2	(2.8)	67.4	67.4	(67.4)	-
Land & Development	-	2.5	6.0	8.5	8.5	-	8.5
Total Adjusted Segment EBITDA	446.0	283.4	(34.1)	249.3	695.3	(67.4)	627.9
Non-Allocated Expenses	(8.8)	(27.2)	42.1	14.9	6.1	-	6.1
Noncontrolling Interest	-	8.0	(8.0)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 437.2	$ 264.2	$ -	$ 264.2	$ 701.4	$ (67.4)	$ 634.0
Adjusted Segment EBITDA Margins							
Corrugated Packaging (3)	18.8%	21.9%	nm	19.7%	18.8%		18.8%
Consumer Packaging	15.4%	18.0%	nm	14.6%	14.9%		14.9%
Specialty Chemicals	0.0%	26.8%	nm	25.7%	25.7%		nm
Land and Development	0.0%	11.4%	nm	38.6%	38.6%		38.6%

1) As adjusted for segment realignment and presented to one decimal.
2) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
3) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $78.5 million.

Q2 FY15 Financial Information

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,799.5	$ 121.5	$ -	$ 121.5	$ 1,921.0	$ -	$ 1,921.0
Consumer Packaging	694.9	924.5	-	924.5	1,619.4	-	1,619.4
Specialty Chemicals	-	239.2	-	239.2	239.2	(239.2)	-
Land & Development	-	2.5	-	2.5	2.5	-	2.5
Intersegment Eliminations	(38.8)	(5.7)	-	(5.7)	(44.5)	-	(44.5)
Total Segment Sales	$ 2,455.6	$ 1,282.0	$ -	$ 1,282.0	$ 3,737.6	$ (239.2)	$ 3,498.4
Adjusted Segment Income							
Corrugated Packaging	$ 169.4	$ 23.2	$ (2.6)	$ 20.6	$ 190.0	$ -	$ 190.0
Consumer Packaging	52.6	75.5	(35.2)	40.3	92.9	-	92.9
Specialty Chemicals	-	49.5	(3.2)	46.3	46.3	(46.3)	-
Land & Development	-	(2.9)	(1.8)	(4.7)	(4.7)	-	(4.7)
Total Segment Income	222.0	145.3	(42.8)	102.5	324.5	(46.3)	278.2
Non-Allocated Expenses	(14.9)	(35.2)	43.1	7.9	(7.0)	-	(7.0)
Adjusted Segment Income Including Non-Allocated Expenses	207.1	110.1	0.3	110.4	317.5	(46.3)	271.2
Noncontrolling Interest	-	0.3	(0.3)	-	-	-	-
MWV Interest and Other Items	-	(65.9)	-	(65.9)	(65.9)	-	(65.9)
	$ 207.1	$ 44.5	$ -	$ 44.5	$ 251.6	$ (46.3)	$ 205.3
Depreciation and Amortization							
Corrugated Packaging	$ 120.6	$ 9.5	$ -	$ 9.5	$ 130.1	$ -	$ 130.1
Consumer Packaging	27.9	60.7	-	60.7	88.6	-	88.6
Specialty Chemicals	-	8.7	-	8.7	8.7	(8.7)	-
Land & Development	-	0.2	-	0.2	0.2	-	0.2
Total Segment D&A	148.5	79.1	-	79.1	227.6	(8.7)	218.9
Non-Allocated Expenses	4.2	3.0	-	3.0	7.2	-	7.2
Total Depreciation and Amortization	$ 152.7	$ 82.1	$ -	$ 82.1	$ 234.8	$ (8.7)	$ 226.1
Adjusted Segment EBITDA							
Corrugated Packaging	$ 290.0	$ 32.7	$ (2.6)	$ 30.1	$ 320.1	$ -	$ 320.1
Consumer Packaging	80.5	136.2	(35.2)	101.0	181.5	-	181.5
Specialty Chemicals	-	58.2	(3.2)	55.0	55.0	(55.0)	-
Land & Development	-	(2.7)	(1.8)	(4.5)	(4.5)	-	(4.5)
Total Adjusted Segment EBITDA	370.5	224.4	(42.8)	181.6	552.1	(55.0)	497.1
Non-Allocated Expenses	(10.7)	(32.2)	43.1	10.9	0.2	-	0.2
Noncontrolling Interest	-	0.3	(0.3)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 359.8	$ 192.5	$ -	$ 192.5	$ 552.3	$ (55.0)	$ 497.3
Adjusted Segment EBITDA Margins							
Corrugated Packaging [4]	16.7%	26.9%	nm	24.8%	17.2%		17.2%
Consumer Packaging	11.6%	14.7%	nm	10.9%	11.2%		11.2%
Specialty Chemicals	0.0%	24.3%	nm	23.0%	23.0%		nm
Land and Development	0.0%	-108.0%	nm	-180.0%	-180.0%		-180.0%

1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $0.2 million of inventory step-up.
2) As adjusted for segment realignment and presented to one decimal.
3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
4) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $59.8 million.

WestRock

Q1 FY15 Financial Information

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,842.8	$ 139.2	$ -	$ 139.2	$ 1,982.0	$ -	$ 1,982.0
Consumer Packaging	713.0	956.2	-	956.2	1,669.2	-	1,669.2
Specialty Chemicals	-	241.0	-	241.0	241.0	(241.0)	-
Land & Development	-	44.9	-	44.9	44.9	-	44.9
Intersegment Eliminations	(41.6)	(7.2)	-	(7.2)	(48.8)	-	(48.8)
Total Segment Sales	$ 2,514.2	$ 1,374.1	$ -	$ 1,374.1	$ 3,888.3	$ (241.0)	$ 3,647.3
Adjusted Segment Income							
Corrugated Packaging	$ 184.9	$ 27.2	$ (2.5)	$ 24.7	$ 209.6	$ -	$ 209.6
Consumer Packaging	60.1	84.4	(32.2)	52.2	112.3	-	112.3
Specialty Chemicals	-	53.4	(1.7)	51.7	51.7	(51.7)	-
Land & Development	-	12.2	13.9	26.1	26.1	-	26.1
Total Segment Income	245.0	177.2	(22.5)	154.7	399.7	(51.7)	348.0
Non-Allocated Expenses	(15.9)	(23.1)	38.0	14.9	(1.0)	-	(1.0)
Adjusted Segment Income Including Non-Allocated Expenses	229.1	154.1	15.5	169.6	398.7	(51.7)	347.0
Noncontrolling Interest	-	15.5	(15.5)	-	-	-	-
MWV Interest and Other Items	-	(73.0)	-	(73.0)	(73.0)	-	(73.0)
	$ 229.1	$ 96.6	$ -	$ 96.6	$ 325.7	$ (51.7)	$ 274.0
Depreciation and Amortization							
Corrugated Packaging	$ 120.0	$ 10.2	$ -	$ 10.2	$ 130.2	$ -	$ 130.2
Consumer Packaging	27.6	70.4	-	70.4	98.0	-	98.0
Specialty Chemicals	-	8.8	-	8.8	8.8	(8.8)	-
Land & Development	-	0.4	-	0.4	0.4	-	0.4
Total Segment D&A	147.6	89.8	-	89.8	237.4	(8.8)	228.6
Non-Allocated Expenses	4.2	1.4	-	1.4	5.6	-	5.6
Total Depreciation and Amortization	$ 151.8	$ 91.2	$ -	$ 91.2	$ 243.0	$ (8.8)	$ 234.2
Adjusted Segment EBITDA							
Corrugated Packaging	$ 304.9	$ 37.4	$ (2.5)	$ 34.9	$ 339.8	$ -	$ 339.8
Consumer Packaging	87.7	154.8	(32.2)	122.6	210.3	-	210.3
Specialty Chemicals	-	62.2	(1.7)	60.5	60.5	(60.5)	-
Land & Development	-	12.6	13.9	26.5	26.5	-	26.5
Total Adjusted Segment EBITDA	392.6	267.0	(22.5)	244.5	637.1	(60.5)	576.6
Non-Allocated Expenses	(11.7)	(21.7)	38.0	16.3	4.6	-	4.6
Noncontrolling Interest	-	15.5	(15.5)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 380.9	$ 260.8	$ -	$ 260.8	$ 641.7	$ (60.5)	$ 581.2
Adjusted Segment EBITDA Margins							
Corrugated Packaging [4]	17.2%	26.9%	nm	25.1%	17.8%		17.8%
Consumer Packaging	12.3%	16.2%	nm	12.8%	12.6%		12.6%
Specialty Chemicals	0.0%	25.8%	nm	25.1%	25.1%		nm
Land and Development	0.0%	28.1%	nm	59.0%	59.0%		59.0%

1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $1.1 million of inventory step-up.
2) As adjusted for segment realignment and presented to one decimal.
3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
4) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $71.1 million.

Q4 FY14 Financial Information

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,912.6	$ 150.1	$ -	$ 150.1	$ 2,062.7	$ -	$ 2,062.7
Consumer Packaging	745.0	1,036.6	-	1,036.6	1,781.6	-	1,781.6
Specialty Chemicals	-	282.5	-	282.5	282.5	(282.5)	-
Land & Development	-	8.8	-	8.8	8.8	-	8.8
Intersegment Eliminations	(49.6)	(10.2)	-	(10.2)	(59.8)	-	(59.8)
Total Segment Sales	$ 2,608.0	$ 1,467.8	$ -	$ 1,467.8	$ 4,075.8	$ (282.5)	$ 3,793.3
Adjusted Segment Income							
Corrugated Packaging	$ 252.4	$ 26.2	$ (2.5)	$ 23.7	$ 276.1	$ -	$ 276.1
Consumer Packaging	87.5	118.4	(31.2)	87.2	174.7	-	174.7
Specialty Chemicals	-	69.0	(1.9)	67.1	67.1	(67.1)	-
Land & Development	-	(0.4)	0.5	0.1	0.1	-	0.1
Total Segment Income	339.9	213.2	(35.1)	178.1	518.0	(67.1)	450.9
Non-Allocated Expenses	(19.2)	(19.2)	37.3	18.1	(1.1)	-	(1.1)
Adjusted Segment Income Including Non-Allocated Expenses	320.7	194.0	2.2	196.2	516.9	(67.1)	449.8
Noncontrolling Interest	-	2.2	(2.2)	-	-	-	-
MWV Interest and Other Items	-	(48.2)	-	(48.2)	(48.2)	-	(48.2)
	$ 320.7	$ 148.0	$ -	$ 148.0	$ 468.7	$ (67.1)	$ 401.6
Depreciation and Amortization							
Corrugated Packaging	$ 120.1	$ 11.1	$ -	$ 11.1	$ 131.2	$ -	$ 131.2
Consumer Packaging	26.9	69.5	-	69.5	96.4	-	96.4
Specialty Chemicals	-	8.2	-	8.2	8.2	(8.2)	-
Land & Development	-	0.7	-	0.7	0.7	-	0.7
Total Segment D&A	147.0	89.5	-	89.5	236.5	(8.2)	228.3
Non-Allocated Expenses	4.2	3.5	-	3.5	7.7	-	7.7
Total Depreciation and Amortization	$ 151.2	$ 93.0	$ -	$ 93.0	$ 244.2	$ (8.2)	$ 236.0
Adjusted Segment EBITDA							
Corrugated Packaging	$ 372.5	$ 37.3	$ (2.5)	$ 34.8	$ 407.3	$ -	$ 407.3
Consumer Packaging	114.4	187.9	(31.2)	156.7	271.1	-	271.1
Specialty Chemicals	-	77.2	(1.9)	75.3	75.3	(75.3)	-
Land & Development	-	0.3	0.5	0.8	0.8	-	0.8
Total Adjusted Segment EBITDA	486.9	302.7	(35.1)	267.6	754.5	(75.3)	679.2
Non-Allocated Expenses	(15.0)	(15.7)	37.3	21.6	6.6	-	6.6
Noncontrolling Interest	-	2.2	(2.2)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 471.9	$ 289.2	$ -	$ 289.2	$ 761.1	$ (75.3)	$ 685.8
Adjusted Segment EBITDA Margins							
Corrugated Packaging [4]	20.2%	24.9%	nm	23.2%	20.4%		20.4%
Consumer Packaging	15.4%	18.1%	nm	15.1%	15.2%		15.2%
Specialty Chemicals	0.0%	27.3%	nm	26.7%	26.7%		nm
Land and Development	0.0%	3.4%	nm	9.1%	9.1%		9.1%

1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $0.3 million of inventory step-up.
2) As adjusted for segment realignment and presented to one decimal.
3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
4) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $70.6 million.

WestRock